ELITE PHARMACEUTICALS, INC

                     INCENTIVE STOCK OPTION LETTER AGREEMENT

TO: Bernard Berk

         We are pleased to inform you that you have been selected by the Board of Directors, (the "Plan Administrator") of the Elite Pharmaceuticals, Inc. (the "Company") 2004 Stock Option Plan, as amended (the "Plan") to receive an incentive option for the purchase of 400,000 shares of the Company's common stock, par value $.01 per share (the "Shares"), at an exercise price of $2.69 per share (the "exercise price"). Such option to the maximum extent permitted under applicable law, shall qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code. A copy of the Plan and the provisions thereof, including, without limitation, those relating to withholding taxes, are incorporated into this Agreement by reference.

         The terms of the option are as set forth in the Plan and in this Agreement. The most important of the terms are summarized as follows:

         1. TERM. The term of the option is ten years from date of grant, unless sooner terminated.

         2. EXERCISE. During your lifetime only you can exercise the option. The Plan also provides for exercise of the option by the personal representative of your estate or the beneficiary thereof following your death. You may use the Notice of Exercise in the form attached to this Agreement when you exercise the option.

         3. PAYMENT FOR SHARES. The option may be exercised by the delivery of:

         (a) Cash, personal check (unless at the time of exercise the Plan Administrator determines otherwise), or bank certified or cashier's checks;

         (b) Unless the Plan Administrator in its sole discretion determines otherwise, shares of the capital stock of the Company held by you having a fair market value at the time of exercise, as determined in good faith by the Plan Administrator, equal to the exercise price;

         (c) Unless the Plan Administrator in its sole discretion determines otherwise, a properly executed Notice of Exercise, together with instructions to the Company to withhold from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the option exercise price; or

         (d) Unless the Plan Administrator in its sole discretion determines otherwise, a properly executed Notice of Exercise, together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price.

         4. TERMINATION. The option will terminate on the earlier of (i) September 2, 2015 or (ii) 90 days following the date of termination of your employment by the Company or a

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subsidiary  or after  cessation  of your  relationship  with the  Company  or an
Affiliate thereof, unless cessation is due to death or total disability, in which case 12 months after cessation of such relationship; provided, that in the case of a termination of the Optionee by the Company without Cause (as such term is defined in the Employment Agreement, dated as of September 2, 2005, by and between the Company and the Optionee) 180 days following the date of termination of your employment by the Company or a subsidiary or after cessation of your relationship with the Company or an Affiliate thereof.

         5. TRANSFER OF OPTION. Subject to the Plan, the option is not transferable, except by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order.

         6. VESTING. The option shall vest as follows:

                  (i) 50,000 shares upon the closing of each product license or product sale transaction (on a product by product basis and only once for each product) in which the Company receives an aggregate of at least $5,000,000 in net cash proceeds (including royalties and signing, license and milestone payments) in connection with such product transaction;

                  (ii) 10,000 shares upon the filing by the Company (in the Company's name) with the United States Food and Drug Administration (the "FDA") of either an abbreviated new drug application (an "ANDA") or a new drug application (including a NDA filed with the FDA under Section 505(b)(2) of the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. Section 301 et seq.) (a "NDA"), for a product not covered by a previous FDA application; and

                  (iii) 40,000 shares upon the approval by the FDA of any ANDA or NDA (filed in the Company's name) for a product not previously approved by the FDA;

         provided however, that on September 2, 2009 all unvested options shall terminate.

         7. DATE OF GRANT. The date of grant of the option is September 2, 2005.

         YOUR PARTICULAR ATTENTION IS DIRECTED TO PROVISIONS OF THE PLAN WHICH DESCRIBES CERTAIN IMPORTANT CONDITIONS THAT MUST BE SATISFIED BEFORE THE OPTION CAN BE EXERCISED AND BEFORE THE COMPANY CAN ISSUE ANY SHARES TO YOU. THE COMPANY HAS NO OBLIGATION TO REGISTER UNDER THE SECURITIES ACT OF 1933, AS AMENDED THE SHARES THAT WOULD BE ISSUED UPON THE EXERCISE OF YOUR OPTION, AND IF IT NEVER REGISTERS THE SHARES, YOU WILL NOT BE ABLE TO EXERCISE THE OPTION UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. AT THE PRESENT TIME, EXEMPTIONS FROM REGISTRATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE VERY LIMITED AND MIGHT BE UNAVAILABLE TO YOU PRIOR TO THE EXPIRATION OF THE OPTION. CONSEQUENTLY, YOU MIGHT HAVE NO OPPORTUNITY TO EXERCISE THE OPTION AND TO RECEIVE SHARES UPON SUCH EXERCISE. IN ADDITION, YOU SHOULD CONSULT WITH YOUR TAX ADVISOR

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

CONCERNING THE RAMIFICATIONS TO YOU OF HOLDING OR EXERCISING YOUR OPTIONS OR HOLDING OR SELLING THE SHARES UNDERLYING SUCH OPTIONS.

         If you are or have been a director of officer of the Company you understand that during any period in which the Shares acquired pursuant to an exercise of your option are subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as amended (and you yourself are also so subject), and in order for your transactions under the Plan to qualify for the exemption from Section 16(b) provided by Rule 16b-3, a total of six months must elapse between the grant of the option and the sale of shares underlying the option.

         Please execute the Acceptance and Acknowledgement set forth below on the enclosed copy of this Agreement and return it to the undersigned.

                                                  Very truly yours,

                                                  Elite Pharmaceuticals, Inc.


                                                  By: /s/ Edward Neugeboren
                                                      --------------------------
                                                      Name: Edward Neugeboren
                                                      Title: Director




                         ACCEPTANCE AND ACKNOWLEDGEMENT

         I, a resident of the State of __________, accept the stock option described above granted under the Elite Pharmaceuticals, Inc. 2004 Stock Option Plan, and acknowledge receipt of a copy. I have read and understand the Plan.

Dated: September 2, 2005

                                           /s/ Bernard Berk
---------------------------------------    ----------------
          Taxpayer I.D. Number                 Signature

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

                               NOTICE OF EXERCISE

         The undersigned, pursuant to an Incentive Stock Option Letter Agreement (the "Agreement") between the undersigned and Elite Pharmaceuticals, Inc. (the "Company"), hereby irrevocably elects to exercise purchase rights represented by the Agreement, and to purchase thereunder _______ shares (the "Shares") of the Company's common stock, par value $.01 per share ("Common Stock"), covered by the Agreement and herewith makes payment in full therefor.

         1. If the sale of the Shares and the resale thereof has not, prior to the date hereof, been registered pursuant to a registration statement filed and declared effective under the Securities Act of 1933, as amended (the "Act"), the undersigned hereby agrees, represents, and warrants that: (a) the undersigned is acquiring the Shares for his or her own account (and not for the account of others), for investment and not with a view to the distribution or resale thereof; (b) by virtue of his or her position, the undersigned has access to the same kind of information which would be available in a registration statement filed under the Act; (c) the undersigned is a sophisticated investor; (d) the undersigned understands that he or she may not sell or otherwise dispose of the Shares in the absence of either (i) a registration statement filed under the Act or (ii) an exemption from the registration provisions thereof; and (e) The certificates representing the Shares may contain a legend to the effect of subsection (d) of this Section 1.

         2. If the sale of the Shares and the resale thereof has been registered pursuant to a registration statement filed and declared effective under the Act, the undersigned hereby represents and warrants that he or she has received the applicable prospectus and a copy of the most recent annual report of the Company, as well as all other material sent to stockholders generally. The undersigned acknowledges that the number of shares of Common Stock subject to the Agreement is hereafter reduced by the number of shares of Common Stock represented by the Shares.

         Very truly yours,


         ______________________________________
         (type name under signature line)

         Social Security No. __________________

         Address: _____________________________

         ______________________________________

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